UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest
event reported) October 18, 2016

PacWest Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-36408	33-0885320
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

9701 Wilshire Blvd., Suite 700, Beverly Hills, California 90212
(Address of principal executive offices and zip code)

(310) 887-8500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.*

On October 18, 2016, PacWest Bancorp announced its results of operations and financial condition for the quarter and nine months ended September 30, 2016.  A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 7.01  Regulation FD Disclosure.*

DFAST Results

On October 18, 2016, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the regulations promulgated thereunder by the Board of Governors of the Federal Reserve System (“FRB”), PacWest Bancorp (the “Company”) disclosed the results of, and risks and assumptions relating to, the supervisory severely adverse scenario of its 2016 Dodd-Frank Act company-run stress test (“DFAST”) for the Company and its wholly-owned banking subsidiary, Pacific Western Bank (the “Bank”).

Results for both the Company and the Bank are available on PacWest’s website at www.pacwestbancorp.com under the “News and Market Data” section of the website.

A copy of the presentation disclosing the DFAST results is furnished as Exhibit 99.2 and incorporated herein by reference.

Item 8.01  Other Events.

Stock Repurchase Program

On October 17, 2016, PacWest’s Board of Directors authorized a stock repurchase program (“the Stock Repurchase Program”), pursuant to which the Company may, from time to time, purchase shares of its common stock for an aggregate purchase price not to exceed $400 million.  The Stock Repurchase Program does not obligate the Company to purchase any shares and expires on December 31, 2017.  See the section titled “Stock Repurchase Program” in Exhibit 99.1 for additional information regarding the Stock Repurchase Program.

Item 9.01 Financial Statements and Exhibits.*

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated October 18, 2016 announcing PacWest’s results of operations and financial condition for the quarter and nine months ended September 30, 2016.
99.2	Presentation dated October 18, 2016 disclosing PacWest’s annual Dodd-Frank Act company-run stress test results.

*The information furnished under Item 2.02, and 7.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of PacWest Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PacWest Bancorp

	By:	/s/ Lynn M. Hopkins
	Name:	Lynn M. Hopkins
	Title:	Executive Vice President
Date: October 18, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 18, 2016 announcing PacWest’s results of operations and financial condition for the quarter and nine months ended September 30, 2016.
99.2	Presentation dated October 18, 2016 disclosing PacWest’s annual Dodd-Frank Act company-run stress test results.